UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2004

CAL-MAINE FOODS, INC.
_______________________________________________________________
(Exact name of Registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

3320 Woodrow Wilson Avenue, Jackson, MS	39207
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (601) 948-6813

Not Applicable
_______________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On December 27, 2004, the Registrant issued a press release announcing its financial results for the quarter ended November 27, 2004. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

      None.

(b)     Pro Forma Financial Information.

      None.

(c)     Exhibits.

The following exhibit is furnished herewith:

        Exhibit 99.1 Press Release issued by the Registrant on December 27, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAL-MAINE FOODS, INC.
(Registrant)

Dated: December 27, 2004	By: /s/ Charles F. Collins Charles F. Collins Vice President and Controller